UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

July 08, 2019

Date of Report (Date of Earliest Event Reported)

Phoenix Life Sciences International Limited.

(Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3000 Lawrence Street Denver, CO 80205

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PHOENIX LIFE SCIENCE INTERNATIONAL LIMITED

Form 8-K

Current Report

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 08, 2019, after learning of Martin Tindall’s apprehension upon entering the United States and out of an abundance of caution, the Company’s Board of Directors placed Martin Tindall on indefinite, unpaid suspension from his position as Chief Executive Officer and removed any and all authorities given to him by the Company. Concurrently, the Company’s Board of Directors appointed Janelle Marsden, to the role of Chief Executive Officer. At present, the Company is unaware of the circumstances surrounding Mr. Tindall’s situation, but has no reason believe that it is in any way related to the Company or its operations.

Ms. Marsden’s skills are broad and exceptionally well suited to the next phase with experience in agricultural production and investment, infrastructure planning and design, global export, brand development and an extensive knowledge of business structure and governance. Over the past 20 years Ms. Marsden has held governmental advisory roles at both State and Federal levels, been board chairperson and also been an investor into agriculture and property projects. She is a director of PLSI and has been the catalyst in ensuring the foundations of the vision were well established to ensure future success.

ITEM 7.01	REGULATION FD DISCLOSURE

On July 11, the Company’s Board of Directors announced that Janelle Marsden, the Company’s Managing Director, had been appointed as Chief Executive Officer, and that Tripp Keber had been named Strategic Advisor to the CEO. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 and the exhibit attached hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Exhibit
Number	Description of Exhibit
99.1	Press Release issued July 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Life Science International Limited
Date: July 11, 2019	By: /s/ Janelle Marsden
Janelle Marsden
Chief Executive Officer